     as Shareholder


                                                                   Exhibit 2(ii)

                         PLEDGE AND SECURITY AGREEMENT


     PLEDGE AND SECURITY AGREEMENT, dated as of August 1, 1999, is made by Enviro-Clean of America, Inc., a Nevada Corporation (the "Acquiror"), in favor of Charles Davis (the "Shareholder").

                                  WITNESSETH:

     WHEREAS,  Acquiror has issued and delivered to the Shareholder a promissory note in the principal amount of Nine Hundred Thousand Dollars ($900,000) maturing on August 1, 2001 (the "Note"), evidencing certain payment obligations of Acquiror to the Shareholder under an Agreement and Plan of Merger dated as of August 1, 1999 among Acquiror, Cleaning Ideas Corp., a Nevada corporation and a wholly owned subsidiary of Acquiror, Cleaning Ideas, Inc., Randall K. Davis and the Shareholder (the "Merger Agreement ");

     WHEREAS, pursuant to the Merger Agreement, Cleaning Ideas, Inc. is being merged into Cleaning Ideas Corp. (the "Surviving Company"):

     NOW, THEREFORE, in consideration of the promises contained herein and to induce the Shareholder to enter into the Merger Agreement , Acquiror hereby agrees with the Shareholder as follows:

                                  ARTICLE 1.

                                 DEFINED TERMS

     1.1  Definitions.

          (a)  Unless otherwise defined herein, terms defined in the Merger
Agreement    and used herein shall have the meanings given to them in the Merger
Agreement :

          (b) The following terms shall have the following meanings:

          "Agreement" this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Code" the Uniform Commercial Code as from time to time in effect in
the State   of Texas.

          "Default" shall mean the failure of Acquiror to pay any installment of principal or interest on the Note for a period of thirty (30) days after receipt by Acquiror of written notice from the Shareholder specifying the amount unpaid.

          "Obligations" the collective reference to the unpaid principal of and interest on the Note.

          "Receivable" any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

          "Stock" means the shares of the common stock, $.001 par value, of the Surviving Company being pledged hereunder to secure the obligations of Acquiror under the Note, constituting all the issued and outstanding capital stock of the Surviving Company, and any hereafter acquired shares of capital stock of the Surviving Company (the "Stock"), any certificates evidencing the Stock and all right, title and interest of Acquiror in the Stock.

     The terms "Accounts", "Chattel Paper", "Documents", "Instruments", "Inventory" and "Proceeds" shall have the meanings ascribed to such terms in the Code.


     1.2  Other Definitional Provisions.

          (a) The words "hereof", "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection and Schedule references are to this Agreement unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                  ARTICLE II.

                          GRANT OF SECURITY INTEREST

     As collateral security for the prompt and complete payment and performance when due of the Obligations, Acquiror and the Surviving Company hereby grant to the Shareholder a security interest in all of the following assets, wherever located, now owned or at any time hereafter acquired by the Surviving Company in which the Surviving Company now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

          (a) all Accounts resulting from any Receivables;

          (b) all Chattel Paper resulting from any Receivables;

          (c) all Inventory;

          (d) all Receivables;

          (e) all books and records pertaining to the Collateral;

          (f) the Stock; and

          (g) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.


                                 ARTICLE III.

                  DELIVERY AND MAINTENANCE OF THE COLLATERAL


     3.1 Delivery of Stock Certificates, Instruments and Chattel Paper. Upon execution and delivery of this Agreement, Acquiror shall deposit the stock certificates evidencing the Stock, together with duly executed stock powers, with the Shareholder to be held in accordance with the terms hereof. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be held as Collateral pursuant to this Agreement.

     3.2  Maintenance of Perfected Security Interest, Further Documentation.

          (a) The Acquiror shall maintain the security interest created by this Agreement as a perfected security interest and shall defend such security interest against the claims and demands of all Persons whomsoever.

          (b) At any time and from time to time, upon the written request of the Shareholder, and at the sole expense of the Acquiror, the Acquiror will promptly and duly execute and deliver such further instruments and documents and take such further action as the Shareholder may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

     3.3  Changes in Locations.   Acquiror will not permit any of the Inventory
to be kept at a location other than the premises of the Surviving Company. The Shareholder shall notify Acquiror of the exact street address where the Stock shall be kept and shall not relocate the Stock to any other address unless providing Acquiror with prior written notice of such new location.

     3.4  Voting Rights; Dividends, Etc.

          (a) So long as no Default shall have occurred and be continuing:

              (i) Acquiror shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose; provided, however, that the Acquiror will not exercise or refrain from
         --------  -------
exercising any such right if such action would have a material adverse effect on the value of the Collateral or any part thereof;

              (ii) The Shareholder will execute and deliver (or cause to be executed and delivered) to the Acquiror all such proxies and other instruments as the Acquiror may reasonably request for the purpose of enabling the Acquiror to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above.

          (b) Upon the occurrence and during the continuance of a Default:

              (i) All rights of the Acquiror to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 3.4(a) shall, upon notice to the Acquiror by the Shareholder, cease and all such rights shall thereupon become vested in the Shareholder, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights.

              (ii) All dividends, interest and other distributions that are received by the Shareholder in respect of any Collateral shall be received in trust for the benefit of the Acquiror, shall be segregated from other funds of the Shareholder and shall be forthwith paid over to the Shareholder as Collateral in the same form as so received (with any necessary indorsement).

     3.5  Transfers and Other Liens; Additional Equity Interests.

          (a) The Acquiror agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, in the ordinary course of business of the Surviving Company or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledge, assignment and security interest created under this Agreement and liens permitted pursuant to Article VI hereof.

          (b) The Acquiror agrees that it will (i) cause the Surviving Company not to issue any stock or other securities or equity interests, except to the Acquiror in exchange for capital contributions to the Surviving Company, and
(ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities.

     3.6 Shareholders Appointed Attorney-in-Fact. The Acquiror hereby irrevocably appoints the Shareholder its attorney-in-fact, with full authority in the place and stead of the Acquiror and in the name of the Acquiror or otherwise, from time to time after the occurrence of and Event of Default, in the Shareholder's discretion, to take any action and to execute any instrument that the Shareholder may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

          (b) to receive, indorse and collect any drafts or other instruments or documents in connection with clause (a) above, and

          (c) to file any claims or take any action or institute any proceedings that the Shareholder may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any of the Organizational Documents or the rights of the Administrative Agent with respect to any of the Collateral.

     3.7 The Shareholder's Duties. The powers conferred on the Shareholder hereunder are solely to protect the Shareholder's interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Shareholder shall have no duty as to any Collateral.


                                  ARTICLE IV.

                                   REMEDIES

     4.1 Notice to Obligors. Upon the request of The Shareholders at any time after the occurrence and during the continuance of a Default or an Event of Default (after any applicable cure periods), under the Note, the Acquiror shall notify obligors on the Receivables that the Receivables have been assigned to The Shareholders and that payments in respect thereof shall be made directly to The Shareholders.

     4.2 Proceeds to be Turned Over to The Shareholders. If a Default under the Note shall occur and be continuing (after any applicable cure periods), all Proceeds received by the Acquiror consisting of cash, checks and other cash equivalent items shall be held by the Acquiror in trust for the Shareholder, segregated from all other funds of the Acquiror, and shall forthwith upon receipt by the Acquiror, be turned over to the Shareholder in the exact form received by the Acquiror (duly endorsed by the Acquiror, to the Shareholder, if required) and held by the Shareholder in a Collateral Account maintained under the sole dominion and control of the Shareholder. All Proceeds while held by the Shareholder in a Collateral Account (or by the Acquiror in trust for the Shareholder) shall continue to be held as collateral security or the Obligations and shall not constitute payment thereof until applied as provided in Section 4.3.

     4.3 Application of Proceeds. At such intervals as may be agreed upon by the Acquiror, or, if an Event of Default shall occurred and be continuing (after any applicable cure periods), at any time at the election of the Shareholder, the Shareholder may apply all or any part of any Proceeds held in any Collateral Account in payment of the Obligations in such order as the Shareholder may elect, and any part of such funds which the Shareholder elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Shareholder to the Acquiror or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full shall have expired or otherwise been terminated shall be paid over to the Acquiror or whomsoever may be lawfully entitled to receive the same.

     4.4 Code Remedies. If a Default shall occur and be continuing under the Note (after any applicable cure periods), the Shareholder may exercise, in addition to all other rights and remedies granted to him in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Shareholder without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Acquiror or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Shareholder or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Shareholder shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Acquiror, which right or equity is hereby waived or released. The Acquiror further agrees, at the request of the Shareholder, to assemble the Collateral and make it available to the Shareholder at places which the Shareholder shall reasonably select, whether at the Acquiror's premises or elsewhere. The Shareholder shall apply the net proceed of any action taken by him pursuant to this subsection, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Shareholder hereunder, including, without limitation, reasonable attorney's fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Shareholder may elect, and only after such application and after the payment by the Shareholder of any other amount required by any provision of law, including, without limitation, Section 9-504 (l)(c) of the Code, need the Shareholder account for the surplus, if any, to the Acquiror. To the extent permitted by applicable law, the Acquiror waives all claims, damages and demands it may acquire against the Shareholder arising out to the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

     4.5. Option to Repurchase the Surviving Company. In addition to, and not in derogation of, any rights of the Shareholder under this Agreement, if a Default shall occur and be continuing under the Note (after any applicable cure periods), the Shareholder shall have the option to exercise upon the Stock so that following such exercise in accordance with the provisions of this Section 4.5, the Shareholder shall be the beneficial and record owner of the Stock. If the Shareholder elects the remedy provided for by this Section 4.5, he shall notify Acquiror in writing of Shareholder's intention to exercise the rights provided for in this Section 4.5 and specifying the proposed closing date regarding such exercise (an "Exercise Notice") no less than ten (10) Business Days prior to the date of the proposed exercise of such rights. Upon receipt of the Exercise Notice, Acquiror shall have ten (10) Business Days in which to cure the Default that triggered Shareholder's rights hereunder.

     If Acquiror fails to cure such Default after such Exercise Notice, the Shareholder shall exercise upon, and repurchase, the Stock. In exchange for the Stock, the Shareholder shall (i) cancel the Note and return it to Acquiror along with an acknowledgement that the Note has been cancelled and that no further payments of principal or interest thereunder shall thereafter be due and owing from Acquiror to Shareholder, (ii) deliver to Acquiror all shares then held by Shareholder and Randall K. Davis of Series D Cumulative Convertible Preferred Stock of Acquiror (the "Preferred Stock") issued to the Shareholder and Randall K. Davis in connection with the Merger Agreement, together with any shares of Acquiror's Common Stock received by or for the order of the Shareholder and Randall K. Davis pursuant to any conversions of the Preferred Stock, together with stock powers dully endorsed with medallion signature guarantees. If the Shareholder shall fail to deliver any of the consideration to be conveyed to Acquiror under this Section 4.5 or otherwise fail to complete the repurchase of the Stock pursuant to this Section 4.5 within ten (10) Business Days from the proposed closing date set forth in the Exercise Notice, the purported exercise of the rights provided for hereunder shall thereupon immediately become null, void and of no force and effect whatsoever, regardless of whether or not there shall then be a Default under the Note. The Shareholder shall thereafter have only such other rights regarding the Collateral other than the Stock as shall be provided in this Pledge and Security Agreement or otherwise under the Code.

     4.6  Release; Termination.

          (a) Upon any sale, lease, transfer or other disposition of any item of Collateral in the ordinary course of business, the Shareholder will, at the Acquiror's expense, execute and deliver to the Acquiror's such documents as the Acquiror's shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided,
                                                                     --------
however, that at the time of such request and such release no Default shall have
-------
occurred and be continuing.

          (b) Upon the payment in full in cash of the Acquiror's Obligations, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Acquiror and this Agreement shall terminate. Upon any such termination, the Shareholder will, at the Acquiror's expense, execute and deliver to the Acquiror such documents as the Acquiror shall reasonably request to evidence such termination.


                                  ARTICLE V.

                       EXECUTION OF FINANCING STATEMENTS


     5.1 Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Acquiror authorizes the Shareholder to file financing statements with respect to the Collateral without the signature of the Acquiror in such form and in such filing offices as the Shareholder reasonably determines appropriate to perfect the security interests of the Shareholder under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                                  ARTICLE VI

                              NEGATIVE COVENANTS

     During the term of this Agreement, and for so long as there shall be any outstanding Obligations, the Surviving Company shall not, and the Acquiror shall cause the Surviving Company to not, without the prior consent of the Shareholder, which consent shall not be unreasonably withheld;

     (a) make, create, incur, assume or suffer to exist, or suffer or permit to exist any lien upon or with respect to any part of its assets, whether now owned or hereafter acquired, other than security interests given in connection with purchases or leases of equipment for use in the business of the Surviving Company or purchase money security interests in goods purchased for resale;

     (b) sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any assets (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, other than in the ordinary course of the business of the Surviving Company;

     (c) merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) or issue additional amounts of its equity or debt securities to or in favor of any person, other than to Acquiror in exchange for additional capital contributions to the Surviving Company;

     (d)(i) purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any person, including the establishment or creation of a subsidiary, or (ii) make or commit to make any acquisitions, or any other acquisition of all or substantially all of the assets of another person, or of any business or division of any person, including without limitation, by way of merger, consolidation or other combination or (iii) make or commit to make any advance, loan, extension of credit (other than the provision of financing terms in the ordinary course of business) or capital contribution to or any other investment in any person;

     (e) incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to any indebtedness for borrowed money, except trade accounts payable incurred in the ordinary course of business;

     (f) pay any management, consulting or similar fees of any person except for payment of reasonable compensation and reimbursement of expenses of officers, directors, consultants and employees for actual services rendered in the ordinary course of business.

     (g)(i) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, partnership interests, membership interests or other equity securities or (ii) purchase, redeem or otherwise acquire for value any shares of its capital stock or other equity securities or any warrants, rights or options to acquire such shares or equity securities now or hereafter outstanding; provided, however, that at any time so long as there is no Default under the Note, or default in the payment of any dividends on the Acquiror's Series D Cumulative Convertible Preferred Stock, the Surviving Company may pay dividends to Acquiror in respect of its ownership of the Stock, out of the net profits of the Surviving Company;

     (h) engage in any material line of business substantially different from those lines of business carried on by it as of the date hereof.

                                 ARTICLE VII.

                                    NOTICES

     7.1 Notices. All notices, requests and demands to or upon The Shareholders or the Acquiror hereunder shall be affected in the manner provided for in Section 12.04 of the Merger Agreement.


                                 ARTICLE VIII.

                                 MISCELLANEOUS

     8.1. Amendment and Modification. This Agreement may only be amended, modified or supplemented by written agreement of the Shareholder and the Acquiror.

     8.2. Waiver of Compliance. Any failure of the Shareholder or the Acquiror to comply with any obligation, covenant, agreement or condition herein may be expressly waived in writing by the Acquiror or the Shareholder, respectively, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     8.3. Expenses; Transfer Taxes, Etc. Except as otherwise provided herein the Shareholder and the Acquiror agree that each party shall bear all fees and expenses incurred by him or it in connection with this Agreement.

     8.4. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail with postage prepaid:

          (a)  If to The Shareholder, to:

                    Charles Davis
                    1 Renwick Court
                    San Antonio, Texas  78218
                    Phone: (210) 826-1459
                    Fax:   (210) 822-9991

               (with a copy to:)

                    Alan Schoenbaum, Esq.
                    Akin, Gump, Strauss, Hauer & Feld, LLP.
                    1500 Nations Bank Plaza
                    300 Convent Street
                    San Antonio, Texas  78205
                    Phone: (210) 270-0800
                    Fax:   (210) 224-2035

or to such other person or address as the Surviving Company shall furnish to Acquiror in writing.

          (b)  If to Acquiror, to:

                    Enviro-Clean of America, Inc.
                    211 Park Avenue
                    Hicksville, NY   11801
                    Attention:  Richard Kandel, President
                    Phone: (516) 931-4455
                    Fax:   (516) 931-3530

               (with a copy to:)

                    Harrington, Ocko & Monk, LLP
                    81 Main Street
                    White Plains, NY  10601
                    Attention:  Martin W. Enright, Esq.
                    Phone: (914) 686-4800
                    Fax:   (914) 686-4824

or to such other person or address as Acquiror shall furnish to the Surviving Company in writing.

     8.5. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except by operation of law; provided, however, that Acquiror may assign both its rights and
        --------  -------
obligations hereunder to any successor to its business.

     8.6. Publicity. Neither the Shareholder nor Acquiror shall make or issue, or cause to be made or issued, any announcement or written statement concerning this Agreement or the transactions contemplated hereby for dissemination to the general public without the prior consent of the other party. This provision shall not apply, however, to any announcement or written statement required to be made by law or the regulations of any federal or state governmental agency or any stock exchange, except that the party required to make such announcement shall, whenever practicable, consult with the other party concerning the timing and content of such announcement before such announcement is made.

     8.7. Governing Law. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Texas without regard to its conflicts of law doctrine.

     8.8. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.9. Headings. The headings of the Sections and Articles of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

     8.10. Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto.

     8.11. Third Parties. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

     8.12. Severability. Should any provision of this Agreement be held by a court or arbitration panel of competent jurisdiction to be enforceable only if modified, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification to become a part hereof and treated as though originally set forth in this Agreement. The parties further agree that any such court or arbitration panel is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing such unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement, or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law.

The parties expressly agree that this Agreement as modified by the court or the arbitration panel shall be binding upon and enforceable against each of them. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been set forth herein.


     IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.



                              ENVIRO-CLEAN OF AMERICA, INC.

                              By:________________________________

                                    Richard Kandel
                                    President



                                 ________________________________
                                      Charles Davis